Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,368,390
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,003,367)
Dividend Income	315,517
Interest Income	476,197
ETF Transaction Fees	700
Total Income (Loss)	$1,157,437

Expenses
Management Fees	$121,257
Professional Fees	28,646
Brokerage Commissions	12,234
Directors' Fees and insurance	5,929
Total Expenses	$168,066
Net Income (Loss)	$989,371

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/23	$178,854,331
Additions (200,000 Shares)	11,532,921
Withdrawals (50,000 Shares)	(2,901,049)
Net Income (Loss)	989,371

Net Asset Value End of Month	$188,475,574
Net Asset Value Per Share (3,200,000 Shares)	$58.90

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(8,311,825)
Unrealized Gain (Loss) on Market Value of Commodity Futures	251,301
Dividend Income	219,602
Interest Income	443,004
ETF Transaction Fees	2,100
Total Income (Loss)	$(7,395,818)

Expenses
Management Fees	$82,262
Professional Fees	38,288
Brokerage Commissions	9,874
Directors' Fees and insurance	7,306
Total Expenses	$137,730
Net Income (Loss)	$(7,533,548)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/23	$144,950,678
Additions (700,000 Shares)	16,599,470
Withdrawals (150,000 Shares)	(3,491,304)
Net Income (Loss)	(7,533,548)

Net Asset Value End of Month	$150,525,296
Net Asset Value Per Share (6,400,000 Shares)	$23.52

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,943,435)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,752,066)
Dividend Income	535,119
Interest Income	919,201
ETF Transaction Fees	2,800
Total Income (Loss)	$(6,238,381)

Expenses
Management Fees	$203,519
Professional Fees	66,934
Brokerage Commissions	22,108
Directors' Fees and insurance	13,235
Total Expenses	$305,796
Net Income (Loss)	$(6,544,177)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/23	$323,805,009
Additions (900,000 Shares)	28,132,391
Withdrawals (200,000 Shares)	(6,392,353)
Net Income (Loss)	(6,544,177)

Net Asset Value End of Month	$339,000,870

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596